EXHIBIT 13.(a).1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of ACS Motion Control Ltd. (the "Company") on Form 20-F for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2008

                                                  /s/ Dror Marom
                                                  --------------
                                                  Dror Marom
                                                  Chief Executive Officer

Date: June 30, 2008

                                                  /s/ Ze'ev Kirshenboim
                                                  ---------------------
                                                  Ze'ev Kirshenboim
                                                  Chairman of the Board and
                                                  Chief Financial Officer